Exhibit 10.16.5
DATED 30 September 2003
BIWATER RETIREMENT AND SECURITY SCHEME
Deed of Alteration
(inter alia) changing the benefits applicable to certain employees of Cascal Services
Limited under the Fifth Definitive Trust Deed and Rules
following the inclusion of Cascal Services Limited as a “Water Company”
CMS Cameron McKenna LLP
Mitre House
160 Aldersgate Street
London EC1A 4DD
T+44(0)171 367 3000
F +44(0)171 367 2000
File Ref: 104585.00001
Doc.Ref: 20742349.01
C/M/S Cameron McKenna

THIS DEED OF ALTERATION is made the 30th day of September 2003
PARTIES
(1)	The Principal Employer

BIWATER PLC whose registered office is at Biwater House, Station Approach, Dorking, Surrey RH4 1TZ

(2)	The Trustees

TERENCE WILLIAM ALBERT BARKER of “the Willows”, 20 Holme Park, Upper Newbold, Chesterfield, Derbyshire S41 8XB NORMAN ERIC DODD of 5 Ashworth Avenue, Urmston, Manchester M41 8TH 9NT JOHN ERNEST ALFRED KERSLAKE of Ivy House, Stack Hills Road, Todmorden, OL14 5QW ANTHONY JOHN READ of 4 Hazlemere Drive, St Leonards, Ringwood, Hants and BARRY SHORT of 15 Rimbury Way, Christchurch, Dorset BH23 2RQ
RECITALS
(I)	This Deed is supplemental (inter alia) to two editions of a Fifth Definitive Trust Deed called the “Main Edition” made on 24 June 2003 and the “ex-WCAPS Edition” made on 1 April 2003, (together called “the Trust Deeds”), both with Rules attached (together called “the Rules”) as subsequently amended which constitute the current provisions of the Biwater Retirement and Security Scheme (“the Scheme”)

(II)	In accordance with Clause 24 of the Trust Deeds, the Trustees may amend the provisions of the Rules with the consent of the Principal Employer at any time by deed

(III)	The Trustees are the present trustees of the Scheme

(IV)	The parties wish to amend the Main Edition and the ex-WCAPS Edition of the Rules (inter alia) so that following the designation of Cascal Services Limited as a “Water Company” in accordance with a deed of alteration dated the same date as this deed (but executed immediately before it), employees of Cascal Services Limited who became members of the Scheme before 17 February 2003 (“Relevant Members”) are to be treated as Special Water Members as defined in the Rules, but subject to special provisions in the Rules (as introduced by this Deed) in respect of their benefits from the Scheme in the period from 1 April 2003 to 30th September 2003 (inclusive).
OPERATIVE PROVISIONS
The Trustees, with the consent of the Principal Employer, in exercise of the powers described in recital (B) above declare that the Main Edition and the ex-WCAPS editions of the Rules shall be amended as follows:
A.	As from and including the date of this deed in Rule 8 of the Main Edition in respect of Members in Pensionable Service on the relevant dates set out below whose Normal Retiring Dates had not then occurred:

1.	The following shall replace paragraph (a)(iii)

“During paid maternity absence a Member shall only be required to pay contributions on the amount of contractual remuneration or statutory maternity pay actually paid for that period”

2.	The following shall replace paragraph (c)(iii):

“During paid family leave a Member shall only be required to pay contributions on the amount of contractual remuneration actually paid for that period”

B.	As from and including 1 October 2003 in respect of Relevant Members in Pensionable Service on that date whose Normal Retiring Dates had not then occurred:

1.	The following shall replace the definition of Final Salary Service in Rule 1 of the Main Edition:
“Final Salary Service” means
(a)	for a Special Water Member, all Pensionable Service (excluding, in the case of an employee of Cascal Services Limited, the period from 1st April to 30th September 2003 (inclusive))

(b)	for any other Member, Pensionable Service before 1st April 2003.”

2.	The following shall replace the definition of Money Purchase Service in Rule 1 of the Main Edition: “Money Purchase Service” for a Member other than a Special Water Member (except as provided in (iii) below) means:
(i)	for a post-2003 Water Member, all Pensionable Service

(ii)	for any other Member means Pensionable Service after 31st March 2003

(iii)	for a Special Water Member who is an employee of Cascal Services Limited, the period from 1st April to 30th September 2003 (inclusive)”.
3.	The following replaces the definition of “Special Water Member” in Rule 1 of the Main and ex-WCAPS Editions:

“Special Water Member” means a Member who is employed by a Water Company and who became a Member before 17th February 2003, other than an ex-WCAPS Member.”

4.	In Rule 4.1 of the Main Edition (Members’ contributions):
(a)	The following shall replace paragraph (a) (Members’ contributions):
“(a)	for a Special Water Member, at an annual rate of 5% of his Pensionable Salary (3% for an employee of Cascal Services Limited during the period from 1st April to 30th September 2003 (inclusive)). The Member’s contributions shall not be payable after the 31st March which is or next precedes his Normal Retiring Date, and”
(b)	paragraph (C)(I) is replaced by the following:-
“(I)	on and from 6th April 1997 in relation to a Special Water Member, except for the period from 1st April to 30th September 2003 (inclusive) in relation to an employee of Cascal Services Limited,”.

5.	In Rule 42 of the Main Edition (Employers’ contributions):
(a)	paragraph (a)(ii)(A) is replaced by the following:–
“(A)	on and from 6th April 1997 in relation to a Special Water Member, except for the period from 1st April to 30th September 2003 (inclusive) in relation to an employee of Cascal Services Limited,”.
(b)	in section (b) the words “(except as described in (i) below)” are inserted after “Special Water Member” and the following paragraph is added at the end of paragraph (i):

“For a Special Water Member employed by Cascal Services Limited, during the period from 1st April to 30th September 2003 (inclusive), contributions shall be payable in accordance with whichever is appropriate of (A) or (C) above.”

IN WITNESS of which the parties have executed this document as a deed on the date set out above.

EXECUTED as a deed on 29th September 2003
on behalf of BIWATER PLC by

Director	/s/ D. L Magor

Secretary	/s/ Martin Robert Anthony Duffy

SIGNED AND DELIVERED as a Deed by
TERENCE WILLIAM ALBERT BARKER	/s/ T. Barker
in the presence of

Witness	D. Barker

Address	The Willows 20 Holme Park Avenue Chesterfield S41 8XB

SIGNED AND DELIVERED as a Deed by
NORMAN ERIC DODD in the presence of	/s/ Norman Eric Dodd

Witness	/s/ SIGNATURE ILLEGIBLE

Address	[ADDRESS ILLEGIBLE]

SIGNED AND DELIVERED as a Deed by
JOHN ERNEST ALFRED KERSLAKE		/s/ John Ernest Alfred Kerslake
in the presence of

Witness		/s/ SIGNATURE ILLEGIBLE

Address	[ADDRESS ILLEGIBLE]

SIGNED AND DELIVERED as a Deed by
ANTHONY JOHN READ		/s/ Anthony John Read
in the presence of

Witness		/s/ SIGNATURE ILLEGIBLE

Address	St. Minerre Rd. Christchurch BH 22 3LE

SIGNED AND DELIVERED as a Deed by
BARRY SHORT in the presence of		/s/ Barry Short

Witness	J. M. Ward

Address	8 Rimbury Way Christchurch B. H. 23 2RQ